SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): May 20, 2003


                                ALDILA, INC.
           (Exact name of registrant as specified in its charter)

                                  DELAWARE
               (State or other jurisdiction of incorporation)

                                  0-21872
                          (Commission File Number)

                                 13-3645590
                     (IRS Employer Identification No.)

                 13450 STOWE DRIVE, POWAY, CALIFORNIA    92064
            (Address of principal executive offices)    (Zip Code)

            Registrant's telephone number, including area code:
                               (858) 513-1801

                               NOT APPLICABLE
               (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

          (a)  Previous Independent Accountant

               (i) On May 20, 2003, Aldila, Inc. (the "Company") dismissed Deloitte & Touche LLP, which had previously served as the Company's independent accountant.

               (ii) The reports of Deloitte & Touche LLP on the financial statements of the Company for the fiscal years ended December 31, 2001 and December 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii) The change in independent accountants was recommended and approved by the Company's Audit Committee.

               (iv) During the Company's fiscal years ended December 31, 2001 and December 31, 2002, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference thereto in their report on the financial statements for such years.

               (v) During the fiscal years ended December 31, 2001 and December 31, 2002, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

               (vi) The Company provided Deloitte & Touche LLP with a copy of the above statements and requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such statements and, if not, the respects in which it does not agree. A copy of such letter, dated May 22, 2003, is filed as Exhibit 16.1 to this Form 8-K.

          (b)  New Independent Accountant

          On May 20, 2003, the Company engaged Peterson & Co. as its new independent accountant. Such engagement was recommended and approved by the Company's Audit Committee. During the two most recent fiscal years and through May 20, 2003, the Company has not consulted with Peterson & Co. regarding either:

               (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Peterson & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

               (ii) any matter that was either the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               16.1 Letter from Deloitte & Touche LLP regarding change in certifying accountant

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALDILA, INC.

Dated: May 22, 2003                    By:  /s/ Robert J. Cierzan
                                            ---------------------------------
                                            Name:  Robert J. Cierzan
                                            Title: Vice President, Secretary
                                                    and Treasurer

                               EXHIBIT INDEX

Exhibit No.    Document
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16.1           Letter from Deloitte & Touche LLP regarding change in
               certifying accountant